UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6 (e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Barnwell Industries, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

☐	Fee paid previously with preliminary materials.

BARNWELL INDUSTRIES, INC.

Notice of 2023 Annual Meeting of Stockholders

To the Stockholders of BARNWELL INDUSTRIES, INC.:

NOTICE IS HEREBY GIVEN that the 2023 Annual Meeting of Stockholders of BARNWELL INDUSTRIES, INC., a Delaware corporation, will be held on April 17, 2023, at 9:00 a.m., Hawaii Standard Time, in Suite 210, Alakea Corporate Tower, 1100 Alakea Street, Honolulu, Hawaii (including any adjournments, postponements or continuations, the “2023 Annual Meeting”), for the following purposes:

(1)	the election of directors named herein to serve until the next annual meeting of stockholders and until their respective successors may be elected and qualified;

(2)	an advisory (non-binding) vote on executive compensation;

(3)	an advisory (non-binding) vote on the frequency of the advisory vote on executive compensation;

(4)	the ratification of the appointment of Weaver and Tidwell, L.L.P. as our independent registered public accounting firm for the fiscal year ending September 30, 2023; and

(5)	transacting any other business which may properly come before the 2023 Annual Meeting.

Only stockholders of record at the close of business on February 22, 2023, are entitled to notice of, and to vote at, the 2023 Annual Meeting. If you have received this notice by mail, the Company’s Annual Report to Stockholders for the fiscal year ended September 30, 2022, as amended, which includes consolidated financial statements, is enclosed herewith, and it is otherwise available for viewing and printing on www.proxyvote.com and under the “Investors” and “SEC Filings” tabs of Barnwell’s website at http://www.brninc.com. Information on our website does not constitute part of the Company’s proxy solicitation materials.

We will be pleased to have you attend the 2023 Annual Meeting. However, if you are unable to do so, please sign and return the accompanying proxy card in the enclosed addressed envelope or vote by telephone or via the Internet. If you have any questions or require any assistance with voting your shares, or if you need additional copies of the proxy materials, please contact Investor Relations.

If you have any questions or require any additional information concerning this Proxy Statement, please contact the Company at the address set forth on page 30 below.

By Order of the Board of Directors,

/s/ Russell M. Gifford
RUSSELL M. GIFFORD
Secretary

Dated: March 6, 2023

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR

THE STOCKHOLDERS MEETING TO BE HELD ON APRIL 17, 2023:

This Notice of the 2023 Annual Meeting of Stockholders, the accompanying proxy statement, the form of proxy card and Barnwell’s 2022 Annual Report on Form 10-K for the fiscal year ended September 30, 2022, as amended by Form 10-K/A Amendment No. 1 (together, the “2022 Annual Report”) are being mailed to stockholders who have requested hard copies on or after March 6, 2023.

These materials are available for viewing and printing by registered and beneficial stockholders on www.proxyvote.com and otherwise under the “Investors” and “SEC Filings” tabs of Barnwell’s website at http://www.brninc.com. Information on our website does not constitute part of the Company’s proxy solicitation materials.

PROXY STATEMENT

This page intentionally left blank

GENERAL INFORMATION

The Board of Directors (the “Board”) of Barnwell Industries, Inc. (“Barnwell” or the “Company”) is soliciting the enclosed proxy to be used at the Company’s 2023 Annual Meeting of Stockholders for the purposes set forth in the accompanying Notice of 2023 Annual Meeting of Stockholders. The proxy statement, proxy card, and the Company’s 2022 Annual Report to Stockholders are being distributed or made available to the Company’s stockholders on or about March 6, 2023.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE
2023 ANNUAL MEETING

Q:	What is a proxy?

A:	A proxy is your legal designation of another person to vote on your behalf. You are giving the individual(s) appointed by the Board as proxy the authority to vote your shares in the manner you indicate. We have designated Alexander C. Kinzler and Russell M. Gifford as the Company’s proxies for the 2023 Annual Meeting.

Q:	Who can vote at the 2023 Annual Meeting?

A:	Only stockholders of record of the Company’s common stock, par value $0.50 per share (the “Common Stock”) at the close of business on February 22, 2023 (the “Record Date”) will be entitled to vote at the 2023 Annual Meeting. On the Record Date, 9,956,687 shares of Common Stock were issued and outstanding.

Q:	How many shares must be present to conduct the 2023 Annual Meeting?

A:	We must have a “quorum” present in person or by proxy to hold the 2023 Annual Meeting. A quorum is a majority of the issued and outstanding shares entitled to vote as of the Record Date. Shares are counted as present at the 2023 Annual Meeting if a stockholder entitled to vote is present at the 2023 Annual Meeting or has submitted a properly signed proxy in writing, or by voting by telephone or via the Internet. Abstentions and broker non-votes, if any, will be counted for the purpose of determining the existence of a quorum.

Q:	Why did I receive a one-page notice (the “Notice of Internet Availability of Proxy Materials”) in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

A:	The rules and regulations of the Securities and Exchange Commission (the “SEC”) allow companies to furnish proxy materials by providing access to such documents on the Internet instead of mailing a printed copy of proxy materials to each stockholder of record. Stockholders who previously requested to receive printed copies of proxy materials by mail will continue to receive them by mail. Stockholders who have not previously indicated a preference for printed copies of proxy materials are receiving the Notice. Notice of Internet Availability of Proxy Materials provides instructions on how to access and review all of the proxy materials and how to submit your proxy via the Internet. If you would like to receive a printed or e-mail copy of the proxy materials, please follow the instructions for requesting such materials in the Notice of Internet Availability of Proxy Materials.

Q:	How can you vote before the 2023 Annual Meeting?

A:	We encourage stockholders to submit their votes in advance of the 2023 Annual Meeting. To submit your votes by Internet, follow the instructions on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials. If you received your materials by mail, you can also vote by telephone or simply complete and return the proxy or voting instruction form in the envelope provided. If you vote in advance using one of these methods, you are still welcome to attend the 2023 Annual Meeting and vote in person.

Q:	How can you vote in person at the 2023 Annual Meeting?

A:	Stockholders who hold shares directly with the Company may attend the 2023 Annual Meeting and vote in person or may execute a proxy designating a single representative to attend and vote on their behalf. If you do not hold your shares directly with us and they are instead held for you in a brokerage, bank or other institutional account, you may attend and vote in person if you obtain a proxy card from that institution in advance of the 2023 Annual Meeting and bring it with you to hand in along with the ballot that will be provided.

Q:	How are the votes counted?

A:	You will have one vote for each share of our common stock that you owned on the record date. If the proxy card is properly executed and returned prior to the 2023 Annual Meeting, the shares of common stock it represents will be voted as you instruct on the proxy card. If your proxy card is signed and returned without specifying a vote, it will be voted according to the recommendation of the Board on that proposal.

No Cumulative Voting. Holders of common stock shall not be entitled to cumulate their votes for the election of directors or any other matters.

Broker Non-Votes. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Weaver and Tidwell, L.L.P. as the Company’s independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters. Consequently, if you hold shares in street name and you do not submit any voting instructions to your broker, your broker may exercise its discretion to vote your shares on the proposal to ratify the appointment of Weaver and Tidwell, L.L.P.

Q:	How many votes are needed to have the proposals pass?

A:	Proposal 1 - Election of Directors: The affirmative vote of the holders of a plurality of our shares of common stock represented at the 2023 Annual Meeting in person or by proxy is required for the election of our directors. This means that the nominees who receive the greatest number of votes for each open seat will be elected. Votes may be cast in favor of the election of directors or withheld. Broker discretionary voting is not allowed for this proposal. Votes that are withheld and broker non-votes will be counted for the purposes of determining the presence or absence of a quorum, but will have no effect on the election of directors.

Proposal 2 – Advisory (Non-Binding) Vote on Executive Compensation: The vote to approve the compensation of our named executive officers (commonly known as a “say-on-pay” vote) is advisory and, therefore, not binding on the Company, the Compensation Committee or our Board of Directors. The affirmative vote of the holders of a majority of our common stock represented at the 2023 Annual Meeting in person or by proxy is required for the non-binding advisory vote on executive compensation. Stockholders may vote in favor of or against the proposal or they may abstain. Broker discretionary voting is not allowed for this proposal. Abstentions are deemed to be “votes cast” and will have the same effect as a vote against this proposal. Broker non-votes are not deemed to be votes cast and, therefore, will have no effect on the vote with respect to this proposal.

Proposal 3 – Advisory (Non-Binding) Vote on the Frequency of the Advisory (Non-Binding) Vote on Executive Compensation: The vote to approve the frequency of the advisory (non-binding) vote on executive compensation is advisory and, therefore, not binding on the Company, the Compensation Committee or our Board of Directors. The affirmative vote of the holders of a majority of our common stock represented at the 2023 Annual Meeting in person or by proxy is required for the non-binding advisory vote on the frequency of the advisory (non-binding) vote on executive compensation. Stockholders may vote in favor of or against the Proposal or they may abstain. Broker discretionary voting is not allowed for this proposal. Abstentions and broker non-votes are not deemed to be votes cast and, therefore, will have no effect on the vote with respect to this proposal.

Proposal 4 - Appointment of Independent Registered Public Accountants: The affirmative vote of the holders of a majority of our shares of common stock represented at the 2023 Annual Meeting in person or by proxy is required for the ratification of the appointment of our independent registered public accountants. Stockholders may vote in favor or against this proposal or they may abstain. Broker discretionary voting is allowed for this proposal. Abstentions are deemed to be “votes cast” and will have the same effect as a vote against this proposal.

Q:	How can I revoke my proxy?

A:	You may revoke your proxy at any time before it is voted at the meeting by taking one of the following three actions:

(1)	giving timely written notice of the revocation to our Secretary,
(2)	executing and delivering a proxy card with a later date, or
(3)	voting in person at the meeting.

Q:	How would my proxy be voted on other matters?

A:	The Board is not aware of any matters that are expected to come before the 2023 Annual Meeting other than those referred to in this Proxy Statement. The persons named on the proxy card will have discretionary authority to vote on business other than Proposals 1-4 as may properly come before the 2023 Annual Meeting.

Q:	What is the board of directors’ voting recommendation?

A:	For the reasons set forth in more detail later in the Proxy Statement, the Board recommends a vote FOR the election of all nominees for director proposed by our Board (Proposal No. 1). The Board recommends a vote FOR approval of the non-binding advisory vote on executive compensation (Proposal No. 2). The Board recommends a vote FOR three (3) years for the non-binding advisory vote on the frequency of the advisory vote on executive compensation (Proposal No. 3). The Board ratified the appointment of Weaver and Tidwell, L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2023 (Proposal No. 4), which selection was made by the Company’s audit committee. The Board recommends a vote FOR Proposal No. 4.

Q:	Who will pay for the costs of this proxy solicitation?

A:	The Company will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by our directors, officers or employees in person or by telephone, mail, electronic transmission and/or facsimile transmission. They will not receive any additional compensation for these activities.

Q:	Who can answer my questions?

A:	Your vote at the 2023 Annual Meeting is important, no matter how many or how few shares you own. Please sign and date the enclosed proxy card or voting instruction form and return it in the enclosed postage-paid envelope promptly or vote by Internet or telephone. If you have any questions or require assistance in submitting a proxy for your shares, please contact the Company at its contact information listed below.

Q:	What is “householding” and how does it affect me?

A:	The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address and the same last name (or the company reasonably believes that they all are members of the same family) by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers engage in householding, delivering a single set of proxy materials to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once stockholders have received notice from their broker or the Company that proxy materials will be sent in the householding manner to the stockholder’s address, householding will continue until otherwise notified or until the stockholder revokes such consent. If, at any time, stockholders no longer wish to participate in householding and would prefer to receive separate proxy materials, they should notify their broker if their shares are held in a brokerage account, or the Company if they hold registered shares. The Company will deliver promptly upon written or oral request a separate copy of the Notice, 2022 Annual Report on Form 10-K for the fiscal year ended September 30, 2022, as amended by Form 10-K/A Amendment No. 1, or Proxy Statement, as applicable, to a stockholder at a shared address to which a single copy of the documents was delivered. To request the start or end of householding, stockholders should notify their broker or the Company. Any such written notice directed to the Company should be addressed to Russell M. Gifford, Barnwell Industries, Inc., 1100 Alakea Street, Suite 500, Honolulu, Hawaii 96813.

Q:	How can I find out the results of the voting at the 2023 Annual Meeting?

A:	We plan to announce preliminary voting results at the 2023 Annual Meeting. We will report final voting results in a filing with the SEC within four business days of the 2023 Annual Meeting.

Q:	What happens if the 2023 Annual Meeting is postponed or adjourned?

A:	Your proxy will remain valid and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted.

BARNWELL INDUSTRIES, INC.

1100 ALAKEA STREET, SUITE 500

HONOLULU, HAWAII 96813

PROXY STATEMENT

2023 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 17, 2023

SOLICITATION AND REVOCATION OF PROXIES

This proxy statement (including all annexes attached thereto, the “Proxy Statement”) and the accompanying proxy card are being furnished to stockholders in connection with the 2023 Annual Meeting of Stockholders of Barnwell Industries, Inc., a Delaware corporation (“Barnwell” or the “Company”), to be held on April 17, 2023, at 9:00 a.m., Hawaii Standard Time, in Suite 210, Alakea Corporate Tower, 1100 Alakea Street, Honolulu, Hawaii (including any adjournments, postponements or continuations thereof, the “2023 Annual Meeting”).

Proxies are being solicited on behalf of the Board of Directors (the “Board” or the “Board of Directors”) of the Company to be used at the 2023 Annual Meeting for the purposes set forth in the Notice of the 2023 Annual Meeting of Stockholders.

Barnwell is using the Securities and Exchange Commission (the “SEC”) rule that allows companies to furnish their proxy materials over the Internet. As a result, on or about March 6, 2023, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability of Proxy Materials”) in lieu of a paper copy of the proxy materials (including the form of proxy card, this Proxy Statement and our 2022 Annual Report on Form 10-K for the fiscal year ended September 30, 2022, as amended by Form 10-K/A Amendment No. 1 (together, the “2022 Annual Report”) (the foregoing materials, collectively, the “Proxy Materials”)). We also provided access to our Proxy Materials over the Internet beginning on March 6, 2023. The Notice of Internet Availability of Proxy Materials contained instructions on how to access the Proxy Statement and the 2022 Annual Report and how to vote online or by telephone using a toll-free number. Subsequent to receiving the Notice of Internet Availability of Proxy Materials, all stockholders have the ability to access the Proxy Materials over the Internet and request to receive a paper copy of the Proxy Materials by mail. Instructions on how to access the Proxy Materials over the Internet or request to receive a paper copy can be found on the Notice of Internet Availability of Proxy Materials. In addition, the Notice of Internet Availability of Proxy Materials contains instructions on how stockholders may request to receive Proxy Materials electronically by e-mail.

The Proxy Materials are available for viewing and printing by registered and beneficial stockholders on www.proxyvote.com and otherwise under the “Investors” and “SEC Filings” tabs of Barnwell’s website at http://www.brninc.com. Information on our website does not constitute part of the Company’s proxy solicitation materials.

Proxies are being solicited from stockholders of Barnwell. If a proxy is properly executed and returned, the shares represented by it will be voted and, where specification is made by the stockholder as provided in such proxy, will be voted in accordance with such specification. Unless a stockholder specifies otherwise, all shares represented by valid proxies will be voted: FOR Proposal No. 1, the election of directors recommended by the Board, FOR Proposal No. 2, the non-binding vote on executive compensation, FOR three (3) years for Proposal No. 3, the non-binding vote on the frequency of the advisory vote on executive compensation, and FOR Proposal No. 4, the ratification of the appointment of Weaver and Tidwell, L.L.P., as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2023.

Barnwell is paying all of the costs of soliciting proxies, including preparation costs, assembly, posting on the Internet, printing and mailing of the Proxy Materials, the Notice of Internet Availability of Proxy Materials and any additional information furnished to stockholders. Proxies are being solicited by Barnwell primarily by mail and the Internet, but in addition, the solicitation by these means may be followed by solicitation in person, or by telephone, e-mail or facsimile, by directors, officers and other employees of Barnwell without additional compensation. Brokers, dealers, banks, voting trusts, custodians and other institutions, and their nominees, who are holders of shares of Barnwell’s common stock on the Record Date, referred to below, will be requested to forward the soliciting material to the beneficial owners of such shares of common stock and to obtain authorization for the execution of proxies. Barnwell will, upon request, reimburse such institutions for their reasonable expenses in forwarding the Proxy Materials to their beneficial owners.

PROPOSAL NO. 1 ELECTION OF DIRECTORS

The Board of Directors currently consists of 9 persons. The Board of Directors has nominated the 5 persons listed below to be elected as directors at the 2023 Annual Meeting. Consistent with the Company’s bylaws, the Board of Directors has unanimously adopted a resolution to reduce the size of the Board of Directors from 9 to 5 members, effective upon conclusion of the 2023 Annual Meeting. Accordingly, stockholders may not vote their shares for a greater number of persons than the nominees named below. Each director elected at the 2023 Annual Meeting will serve, subject to the provisions of the Company’s bylaws, until the next annual meeting of shareholders or until his or her successor is duly elected and qualified. The names and ages of the nominees proposed for election as directors, all of whom are presently directors of the Company, together with certain information concerning the nominees, are set forth below.

On January 21, 2023, the Company entered into a Cooperation and Support Binding Term Sheet (the “Current Cooperation Agreement”) with Alexander C. Kinzler, MRMP-Managers LLC, the Ned L. Sherwood Revocable Trust, NLS Advisory Group, Inc. and Ned L. Sherwood (collectively, the “MRMP Stockholders”), with respect to the potential proxy contest pertaining to the election of directors to the Board at the 2023 Annual Meeting. Pursuant to the terms of the Current Cooperation Agreement, and subject to customary nominating and appointment procedures, on February 9, 2023, the Company appointed Joshua S. Horowitz and Laurance E. Narbut to the Board. Additionally, pursuant to the terms of the Current Cooperation Agreement, the Company agreed to nominate Mr. Kinzler, Barnwell’s CEO and President, Kenneth Grossman, Douglas Woodrum, and Messrs. Horowitz and Narbut as candidates for election to the Board at the 2023 Annual Meeting and the 2024 annual meeting of stockholders. Pursuant to the terms of the Current Cooperation Agreement, Mr. Kinzler and the MRMP Stockholders have agreed to vote their respective shares of common stock of the Company in favor of the election of the Company’s slate of director nominees at the 2023 Annual Meeting and 2024 annual meeting of stockholders.

The Board recommends a vote FOR the election of each of the following five people as directors of the Company. After consideration of each nominee’s qualifications, skills and experience, as well as his or her prior contributions to our Board, the Board believes that each nominee should continue to serve on the Board.

Unless contrary instructions are received, the shares represented by a properly executed proxy will be voted “FOR” each of the director nominees presented below. If, at the time of the 2023 Annual Meeting, one or more of the director nominees has become unavailable to serve, the shares represented by proxies will be voted for the remaining nominees and for any substitute director nominee or nominees designated by the Board. The Board knows of no reason why any of the director nominees will be unavailable or unable to serve.

Director nominees are elected by stockholders by the affirmative vote of the holders of a plurality of our shares of common stock represented at the 2023 Annual Meeting in person or by proxy, as more fully described under “Questions and Answers About the Proxy Materials and the 2023 Annual Meeting” of this Proxy Statement.

NOMINEES TO THE BOARD OF DIRECTORS

The Board of Directors held eleven meetings during the fiscal year ended September 30, 2022, all directors attended at least 75% of the meetings of the Board of Directors and of the committees of the Board on which each director served. The independent directors met on two occasions out of the presence of management during the fiscal year ended September 30, 2022.

The following table sets forth, as to the nominees for election as directors: (1) such person’s name; (2) the year in which such person was first elected a director of the Company; (3) such person’s age; (4) all positions and offices with the Company held by such person; (5) the business experience of such person during the past five years; (6) certain other directorships, if any, held by such person; and briefly discusses the specific experience, qualifications, attributes or skills that led to the conclusion that each such person should serve as a director of Barnwell.

Name	Director Since	Age	All other Present Positions with the Company and Principal Occupations
Kenneth S. Grossman[1]	2020	67	Chairman of the Board of the Company since January 21, 2023 and from April 15, 2020 to May 10, 2021. Vice-Chairman of the Board of the Company from May 11, 2021 to June 30, 2022. Investor and attorney specializing in companies undergoing and/or emerging from restructuring or reorganization; Senior Managing Director of Steppingstone Group, LLC. Mr. Grossman has been engaged as a professional investor and the management of capital as a buy-side principal since 1990. Mr. Grossman has served as an independent director of both private and public companies, and as a member of creditor, bank group and shareholder committees for other businesses and has extensive experience in advising investors as well as leading investors and partners with respect to distressed and other capital-challenged “special situation” companies. Mr. Grossman’s experience includes a strong network of relationships and management roles involving large portfolios in this investment sector maintained by multi-strategy and arbitrage firms. Admitted to the New York Bar in 1982, Mr. Grossman practiced law with Shea & Gould until 1989, where he specialized in bankruptcy, creditor’s rights and commercial litigation. More recently, Mr. Grossman utilized that experience in leadership roles and as a Director of Lehman Brothers Special Finance, Inc. and Signature Group Holdings, Inc. (formerly Fremont General Corporation), as they emerged from Chapter 11 bankruptcy. Mr. Grossman is currently a board member and/or special advisor for Concise Capital Management and a director of Performance Sports Group, Inc., Buffalo Armory, LLC and Nebraska Book Co, Inc and Regional Health Properties, Inc. (NYSE American: RHE).

[1]	This director (or director nominee) is independent as defined in Section 803(A) of the NYSE American listing standards.

Joshua S. Horowitz[1]	2023	45	Portfolio Manager at Palm Management (US) LLC. Mr. Horowitz has held senior positions at Inverlochy Capital, an asset management firm, and Berggruen Holdings, the family office of Nicolas Berggruen. He began his career at Crossway Partners, a value strategy investment partnership. Mr. Horowitz holds a BS in Management, magna cum laude, from Binghamton University and also studied at the Bath School of Management in the United Kingdom. Mr. Horowitz previously served as a Director of The Lincoln General Insurance Company (private), as well as 1347 Capital Corp (Nasdaq: TFSC), and is currently a Director and Chair of the Finance Committee of Limbach Holdings (Nasdaq: LMB), a $500 million mechanical engineering concern. He was formerly on the Board of 1347 Property Insurance Holdings, Inc. (Nasdaq: PIH) and Minim, Inc. (Nasdaq: MINM), and Interim Chairman of the Board of Birner Dental Management Services, Inc. (OTC: BDMS), where he led the Company’s sale to Mid Atlantic Dental Partners. Mr. Horowitz also was a Board Observer at Biomerica, Inc. (Nasdaq: BMRA). Mr. Horowitz’s background in management and the investment community gives him significant insight into corporate operations, investment opportunities, commodities and business issues facing the Company and his experience on numerous boards will bring significant strategic, consensus-building and management skills to the Company.
Alexander C. Kinzler	1999	64	Chief Executive Officer of the Company since December 2016. President and Chief Operating Officer of the Company since December 2002 and General Counsel of the Company since December 2001. Mr. Kinzler, an attorney, has been employed by the Company since 1984 in various capacities, including Vice President, Executive Vice President, and currently Chief Executive Officer, President and Chief Operating Officer, and brings to the Board deep insight into the operations, challenges and complex issues facing the Company. He has served on the boards of directors of business groups including the Hawaii Leeward Planning Conference, and also brings to the Board significant operational, strategic, consensus-building and management skills from his years with the Company and legal background.

[1]	This director (or director nominee) is independent as defined in Section 803(A) of the NYSE American listing standards

Laurance E. Narbut[1]	2023	51	Mr. Narbut is the founder and Managing Partner of Acceleration Resources LLC, a private equity firm focusing on lower/middle market upstream energy sector since 2013. Mr. Narbut has held senior positions at Passport Capital, Richmond Financial, SUN Capital Partners, Credit Suisse First Boston, and the Parthenon Group. At Passport Capital, Mr. Narbut was a portfolio manager for the energy strategy, investing across multiple funds and focused on upstream oil & gas and energy service investments. Mr. Narbut attended Harvard Business School and the University of Pennsylvania. Mr. Narbut’s strong background in business, finance, energy strategy and energy investing brings to the Board deep insight into the Company’s primary upstream oil and gas business as well as the evaluation and financing of a variety of businesses and business opportunities.
Douglas N. Woodrum[1]	2020	65	Chief Financial Officer and Secretary of ChinaCast Education Corporation, a post-secondary education and e-learning services provider in the People’s Republic of China, since January 2012. ChinaCast Education Corporation filed for Chapter 11 bankruptcy in November 2016. The bankruptcy proceeding was closed in October 2018. Director, Liberated Syndication, Inc. (OTCMKETS LSYN) since March 2021. From January 2006 to December 2009, Mr. Woodrum, a private investor, served as a research analyst for Jayhawk Capital Management, a private equity firm focusing on investing in small- and medium-sized businesses operating in China. From December 1997 to December 2005, Mr. Woodrum was the Chief Financial Officer of CNET Networks, Inc., then a publicly traded online media company, where his responsibilities included raising capital for growth, business model development, financial reporting, annual budgeting, long-term planning, acquisitions, investor relations and tax. Mr. Woodrum has served on the board of directors of MarketScout, a private insurance distribution and underwriting company, since 2002, and on the board of directors of ChinaCast Education Corporation, since 2012. Mr. Woodrum received his B.B.A. in finance and accounting from the University of Iowa in 1979.

[1]	This director (or director nominee) is independent as defined in Section 803(A) of the NYSE American listing standards.

Board Nomination Process

The Board of Directors has a standing Compensation Committee, a standing Audit Committee, a standing Reserves Committee and a standing Nominating Committee which has a nominating committee charter. The Nominating Committee, comprised solely of independent directors, identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience relevant to the Company’s business and willing to continue in service are considered for re-nomination. If any member of the Board up for re-election at an upcoming annual meeting of stockholders does not wish to continue in service, the Nominating Committee determines whether it is appropriate to replace the retiring member. If deemed appropriate, the Nominating Committee identifies the desired skills and experience of a new nominee. The Board believes that potential directors should possess sound judgment, understanding of the business issues affecting the Company, integrity and the highest personal and professional ethics. The Board seeks directors possessing a range of business, management and civic experience appropriate for the Board to discharge its responsibilities. In the case of both incumbent and new directors, the Board seeks persons who are able to devote significant time and effort to Board and Board committee responsibilities. Once nominees have been identified, the Nominating Committee recommends to the Board such nominees, and the Board reviews and votes on such recommendation.

The Company does not have a specific policy regarding the diversity of the Board. Instead, the Board considers its overall composition when considering director candidates, including whether the Board has an appropriate combination of professional experience, skills, knowledge and variety of viewpoints and backgrounds in light of the Company’s current and expected future needs. The Board also believes that it is desirable for new candidates to contribute to a variety of viewpoints on the Board, which may be enhanced by a mix of different professional and personal backgrounds and experiences.

The Board will consider potential nominees brought to its attention by any director or officer of the Company. It will also evaluate recommendations for director nominees proposed by a stockholder who (i) has continuously held at least 1% of the outstanding shares of the Company’s Common Stock entitled to vote at the annual meeting of stockholders for at least one year prior to the date the stockholder makes the recommendation and (ii) undertakes to continue to hold such number of shares through the date of the upcoming annual meeting. For possible inclusion in next year’s proxy statement, any recommendation for a director nominee submitted by a qualifying stockholder must be received by the Company no later than the date for stockholder proposals set forth herein under the heading “Submission of Stockholder Proposals for the 2024 Annual Meeting.” Any stockholder recommendation for a director nominee must be submitted to the Company’s Chairman of the Board in writing and must include:

●               a statement by the stockholder that such stockholder is the holder of at least 1% of the outstanding shares of the Company’s Common Stock, that the shares have been held for at least one year prior to the date of the submission and that such stockholder will continue to hold the shares through the date of the upcoming annual meeting of stockholders;

●                 the candidate’s name, age, contact information and current principal occupation or employment;

●                the candidate’s resume, which will include a description of the candidate’s qualifications and business experience during, at a minimum, the last five years, including his/her principal occupation or employment and the name and principal business of any corporation or other organization in which the candidate was employed; and

●                 at least three (3) references for the candidate.

The Board will evaluate recommendations for director nominees submitted by directors, management or qualifying stockholders in the same manner, using the criteria stated above. All directors and director nominees will submit a completed form of directors’ and officers’ questionnaire as part of the nominating process.

Stockholders may send any communication to the Board of Directors, as a whole, or individually, by mail to the Company’s address listed under the heading “Submission of Stockholder Proposals for the 2024 Annual Meeting”, to the attention of Russell M. Gifford, Secretary. All such communications will be forwarded to the Board of Directors or individual directors as appropriate.

The Company strongly encourages each member of the Board of Directors to attend the 2023 Annual Meeting. All seven members of the Board of Directors attended the 2022 Annual Meeting of Stockholders of the Company, of which one attended in person and six attended by telephone.

BOARD LEADERSHIP STRUCTURE; RISK OVERSIGHT

Mr. Kenneth S. Grossman became Chairman of the Board on January 21, 2023, replacing Peter J. O’Malley, who was Chairman of the Board from May 11, 2021 to January 21, 2023. Barnwell Industries, Inc. is a smaller reporting company and the Board has determined that the current structure is appropriate at this time in that it enables Mr. Alexander C. Kinzler to handle the complexities of his role as Chief Executive Officer while allowing Mr. Kenneth S. Grossman to provide leadership on policy at the Board level. Although the roles of Chief Executive Officer and Chairman of the Board are currently held by different persons, the Board regularly considers the appropriate leadership structure for the Company and has concluded that the Company and its stockholders are best served by not having a formal policy on whether the same individual should serve as both Chief Executive Officer and Chairman of the Board, and the Board has not adopted such a policy. The Board believes that it is important to retain the flexibility to make this determination at any given point in time based upon what it believes will provide the best leadership structure for the Company at that time. This approach allows the Board to utilize its considerable experience and knowledge to elect the most qualified director as Chairman of the Board, while maintaining the ability to combine or separate the Chairman of the Board and Chief Executive Officer roles when necessary. Accordingly, at different points in time in the Company’s history, the Chief Executive Officer and Chairman of the Board roles have been held by the same person. At other times, they have been held by different individuals. In each instance, the decision on whether to combine or separate the roles was made in the best interest of the Company’s stockholders, based on the circumstances at the time.

The Board’s primary function with respect to risk is oversight. The Board administers its risk oversight function both as a whole and through its committees. The Audit Committee reviews and makes inquiry as to risk management and reports to the Board on its findings. The Board of Directors has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks. Management is responsible for the Company’s day-to-day risk management activities. Other Board committees also consider and address risk as they perform their committee responsibilities. For example, the Compensation Committee, comprised solely of independent directors, discusses and reviews compensation arrangements for the Company’s Executive Officers to avoid incentives that would promote excessive risk-taking that is reasonably likely to have a material adverse effect on the Company. The full Board is also apprised of particular risk management matters in connection with its general oversight and approval of corporate matters. We believe the division of risk management responsibilities as described above is an effective approach for evaluating and addressing the risks facing the Company and that our Board leadership structure supports this approach because it allows our independent directors to exercise effective oversight of the actions of management.

COMPENSATION COMMITTEE

The members of the Compensation Committee are Mr. Grossman, Chairman, and Mr. Woodrum. The Compensation Committee (i) determines the annual compensation of the Company’s Executive Officers; (ii) recommends, if appropriate, new employee benefit plans to the Board of Directors; (iii) administers all employee benefit plans; and (iv) makes such other determinations regarding compensation or benefits as may be necessary or advisable. The Compensation Committee held one meeting during the fiscal year ended September 30, 2022. The Board of Directors has adopted a written charter for the Compensation Committee, a copy of which is available on our website.

NAMED EXECUTIVE OFFICERS OF THE COMPANY

The Company currently has two executive officers (the “Named Executive Officers”). The following table sets forth the names and ages of all Named Executive Officers of the Company during fiscal 2022, their positions and offices with the Company and the period during which each has served.

Name	Age	Position with the Company

Alexander C. Kinzler	64	Chief Executive Officer since December 2016. President and Chief Operating Officer since December 2002 and General Counsel since December 2001. Director of the Company since December 1999.

Russell M. Gifford	68	Secretary since December 2002, Executive Vice President since December 1997, Treasurer since November 1986 and Chief Financial Officer since August 1985. President of Water Resources International, Inc., a wholly-owned subsidiary of the Company, since December 1999.

EXECUTIVE COMPENSATION

Summary Compensation Table

The Summary Compensation Table below sets forth certain information regarding compensation paid during the fiscal years ended September 30, 2022 and September 30, 2021 to (1) Alexander C. Kinzler, our Chief Executive Officer, President, Chief Operating Officer and General Counsel, and (2) Russell M. Gifford, our Executive Vice President, Chief Financial Officer, Treasurer and Secretary.

No Named Executive Officer was granted a stock award in fiscal year 2022 or 2021, nor received above-market or preferential earnings on compensation that was deferred on a basis that was not tax-qualified. As a result, such columns have been omitted.

Our Pay for Performance Plan adopted in 2014 (the “Plan”) is available to pay bonuses to our executives based on performance. Performance measures and targeted goals for the Company’s 2022 fiscal year performance period were established by the Compensation Committee in December 2021 and the Committee designated the CEO to be eligible to participate in the Plan for fiscal year 2022. The material terms of such performance measures and targeted goals are as follows:

The Compensation Committee determined that the sum of the following three components shall represent the maximum bonus that may be achieved under the Plan for fiscal 2022 by the CEO (the “2022 Maximum Bonus Amount”), which was designed so that the Company would be in compliance with Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”):

(a)             an amount equal to 5% of the earnings before income taxes on a GAAP basis of the Company;

(b)            for an increase in earnings attributable to the combined Land Investment and Residential Real Estate segments in the State of Hawaii on a GAAP basis over the prior fiscal year with respect to such segments, 20% of the first 100% of such increase and 10% of the remaining amount of such increase; and

(c)             for an increase in the Company’s market capitalization of up to 10%, determined by comparing the closing price of the Common Stock on September 30, 2022 and September 30, 2021, 10% of the amount of such increase.

Section 162(m) of the Code generally limits our federal tax deduction for compensation paid in any fiscal year to our CEO and our other “covered employees,” as defined in Section 162(m), to $1,000,000. In the past, an exception to this deduction limit was available for “performance-based” compensation that had been approved by our stockholders and otherwise satisfied certain requirements under Section 162(m) and applicable regulations. As a result of new tax legislation that went into effect on December 22, 2017, this exception for performance-based compensation is not available for taxable years beginning after December 31, 2017, unless such compensation qualifies for transition relief for written binding contracts that were in effect on November 2, 2017. Barnwell was not party to any such binding contracts. This legislation also expanded the definition of “covered employees” to include the chief financial officer and certain former named executive officers. These changes in the tax laws have not had an effect on Barnwell, primarily because the compensation paid to such persons in our fiscal 2022 year, and in other recent fiscal years, has been below the $1,000,000 threshold.

The Compensation Committee continues to retain flexibility to make compensation decisions that are based on factors other than Section 162(m) and related consequences when necessary or appropriate (as determined by the Compensation Committee in its sole discretion) to enable Barnwell to continue to attract, retain, reward and motivate its highly-qualified executives. This flexibility may include amending or modifying the design elements of our historical compensation programs to the extent those design elements were principally adopted in an effort to comply with Section 162(m).

The 2022 Maximum Bonus Amount for each participant shall in no case exceed 150% of such participant’s base salary as of January 2022. Additionally, a decrease in earnings before income taxes or market capitalization will not decrease the amounts of the other respective components of the 2022 Maximum Bonus Amount. The Committee, in its sole discretion, reserves the right to eliminate or reduce the 2022 Maximum Bonus Amount payable to the CEO pursuant to the bonus formula described above and in addition or alternatively to grant ordinary bonuses.

The Compensation Committee determined that, pursuant to the adopted performance measures and targeted goals, the 2022 Maximum Bonus Amount which could have been payable to our CEO as calculated under the Plan was $420,000. The Compensation Committee reviewed the performance of our CEO during fiscal 2022, analyzed the Company’s results for the year, reviewed the overall performance of management for the fiscal year, reviewed with management various factors the Committee takes into account in setting compensation, including individual and corporate, financial and non-financial performance, the creation of value for our stockholders, the long-term commitment and contributions of management to the Company and certain events in the Company’s oil and gas division.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)	Non-Equity Incentive Plan Compen-sation ($)	All Other Compen-sation ($)	Total ($)
Alexander C. Kinzler Chief Executive Officer, President and General Counsel	2022 2021	280,000 245,000	- -	- 151,080	85,000 60,000	44,070[2] 32,811	409,070 488,891
Russell M. Gifford Executive Vice President, Chief Financial Officer, Treasurer and Secretary	2022 2021	280,000 245,000	85,000 60,000	- 161,765	- -	- -	365,000 466,765

Outstanding Equity Awards At Fiscal Year-End 2022

The following Outstanding Equity Awards At Fiscal Year-End 2022 table sets forth grants of stock options and grants of unvested stock awards outstanding on the last day of the fiscal year ended September 30, 2022 to each Named Executive Officer.

No Named Executive Officer held unvested stock awards at fiscal year-end 2022. As a result, the relevant columns have been omitted.

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Alexander C. Kinzler	20,000 shares of Common Stock	40,000 shares of Common Stock[3]	3.66	02/2026
Russell M. Gifford	20,000 shares of Common Stock	40,000 shares of Common Stock[3]	3.33	02/2031

The Company maintains a defined benefit pension plan (“Pension Plan”) for its eligible employees to provide annual benefits payable on retirement. Eligibility is based upon attainment of age 21 and completion of one year of service. Benefits are calculated under a formula based upon years of service and the participant’s highest average annual compensation over 60 consecutive months of service. Since December 31, 2019, all future benefit accruals for all participants under the Pension Plan have been frozen. Consequently, current participants in the Pension Plan no longer accrue new benefits under the Pension Plan and new employees of the Company are no longer eligible to enter the Pension Plan as participants. Mr. Kinzler and Mr. Gifford are participants in the Pension Plan.

[2]	This amount represents perquisites received with respect to: (1) medical insurance and (2) directors’ fees.

[3]	Subject to the conditions set forth in the option, 33 1/3% of the option shall become vested and exercisable on each of the first 3 anniversaries of the grant date of February 9, 2021.

The Company also has a Supplemental Executive Retirement Plan (“SERP”) in order to provide an additional incentive to the Company’s executive officers to remain with the Company. Since December 31, 2019, all future benefit accruals for all participants under the SERP have been frozen. Consequently, current participants in the SERP no longer accrue new benefits under the SERP and new employees of the Company are no longer eligible to enter the SERP as participants. Mr. Kinzler and Mr. Gifford are participants in the SERP.

The Company also had maintained a Postretirement Medical Insurance Benefit Plan as an additional incentive to the Company’s senior officers in the U.S. to remain with the Company. During fiscal 2021, the Postretirement Medical Insurance Benefit Plan was terminated.

DIRECTOR COMPENSATION

The Company’s program of director compensation is intended to fairly pay directors for work required for a company of our size and scope. Directors who are not officers of the Company currently receive an annual fee of $36,000 and are reimbursed for expenses incurred in connection with meeting attendance. The Chairmen of the Compensation Committee, Nominating Committee and the Reserves Committee currently receive an additional $12,000 annual fee and the Chairman of the Audit Committee currently receives an additional $18,000 annual fee. The Chairman of the Board of Directors currently receives an additional $36,000 annual fee.

During fiscal year 2022, there was Special Committee of the Board, comprised solely of independent directors, to discuss, review and make recommendations to the Board with respect to a cooperation and support agreement between the Company and the following stockholders: MRMP-Managers LLC, the Ned L. Sherwood Revocable Trust, Bradley M. Tirpak and Ned L. Sherwood (the “Prior Cooperation Agreement”). Subsequent to fiscal year 2022, in connection with entering into the Current Cooperation Agreement, the Special Committee was dissolved. During fiscal 2022, the composition of the Special Committee changed from time to time. The directors who were members of the Special Committee, for all or part of fiscal year 2022, were: Mr. O’Malley, Chairman, and Messrs. Grossman, McPherson. Mr. McPherson and Kelly.

Director Compensation

The following Director Compensation table sets forth information with regard to the nominees to the Board of Directors (other than any officer of the Company) as listed in the table under “Proposal No. 1”, above, and certain other persons who served as directors during fiscal year 2022, with regard to compensation paid to them during the fiscal year ended September 30, 2022.

No named director was granted a stock award in fiscal year 2022, nor earned any non-equity incentive plan compensation or nonqualified deferred compensation earnings in fiscal year 2022. As a result, the relevant columns have been omitted.

Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($)	Total ($)
Kenneth S. Grossman[4]	68,500	11,250[5]	79,500
Francis J. Kelly[6]	24,000	-	24,000
Philip J. McPherson[7]	57,750	15,000[5]	72,750
Colin R. O’Farrell[8]	22,000	-	22,000
Peter J. O’Malley[9]	80,500	15,000[5]	95,500
Bradley M. Tirpak	34,500	-	34,500
Douglas N. Woodrum[10]	34,500	-	34,500

[4]	During fiscal year 2022, Mr. Grossman served on the following committees: Audit Committee (member), Compensation Committee (member), Nominating Committee (chair)
[5]	This amount represents fees for services provided as a trustee of the Company’s pension plan.
[6]	During fiscal year 2022, Mr. Kelly served on the following committees: Compensation (member), Nominating (Chair).
[7]	During fiscal year 2022, Mr. McPherson served on the following committees: Audit (Chair), Reserves (Chair), Compensation (member), Nominating (member).
[8]	Mr. O’Farrell resigned from the Board of Directors in March 2022.
[9]	During fiscal year 2022, Mr. O’Malley served as the Chairman of the Board and also served on the following committees: Audit (member), Reserves (member), Compensation (Chair), Nominating (member).
[10]	During fiscal year 2022, Mr. Woodrum served on the following committee: Audit (member).

During fiscal year 2022, Messrs. Grossman (until July 24, 2022), O’Malley and McPherson served as additional trustees of the Pension Plan, and each of them received annual compensation in the amount of $15,000 (pro-rated through July 2022 for Mr. Grossman), from the Company (not out of Pension Plan assets), for his services rendered as a trustee of the Pension Plan. On January 21, 2023, Mr. Grossman was again appointed as a trustee of the Pension Plan and Messrs. O’Malley and McPherson were removed as trustees.

Messrs. Horowitz and Narbut were appointed to the Board in February 2023. Therefore, they were not directors during the Company’s fiscal year ended September 30, 2022 and did not receive any compensation.

AUDIT COMMITTEE

The members of the Audit Committee are Mr. Woodrum, Chairman, and Messrs. Grossman and McPherson. All of the members of the Audit Committee are independent (as independence is defined in Section 803(A) of the NYSE American listing standards). The Board of Directors has determined that the Audit Committee has an audit committee financial expert, Mr. Woodrum, who is a financial expert based on his degree in finance and experience as Chief Financial Officer of a public company. Mr. Woodrum, while not a CPA, has in-depth financial and accounting expertise and has been determined by the Board of Directors to qualify as an Audit Committee financial expert. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is available on our website. The Audit Committee reviews the services of the independent accountants employed by the Company to audit the consolidated financial statements of the Company. The Audit Committee periodically reviews major issues regarding accounting and auditing principles and practices, the adequacy of internal controls that could affect the consolidated financial statements as well as all related party transactions and potential conflicts of interest. During the fiscal year ended September 30, 2022, the Audit Committee held 4 meetings.

REPORT OF THE AUDIT COMMITTEE

Report of the Audit Committee

The Audit Committee has reviewed and discussed the audited consolidated financial statements with management, and the Audit Committee has discussed with Weaver and Tidwell, L.L.P., the independent registered public accounting firm, the matters required to be discussed by PCAOB Auditing Standard No. 16, “Communications with Audit Committee; Related Amendments to PCAOB Standards; and Transitional Amendments to PCAOB AU Section 380.”, as such may be modified or supplemented. Weaver and Tidwell, L.L.P. has provided to the Company the written disclosures and the letter required by applicable PCAOB requirements regarding their communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Weaver and Tidwell, L.L.P. its independence. The committee also concluded that Weaver and Tidwell, L.L.P.’s performance of tax services to us and our affiliates, as pre-approved by the committee and described in the next section, does not impair Weaver and Tidwell, L.L.P.’s independence. Based upon its discussions with management and with Weaver and Tidwell, L.L.P., the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2022.

Audit Fees

For the fiscal year ended September 30, 2022, the aggregate fees billed to the Company by Weaver and Tidwell, L.L.P., the Company’s independent registered public accounting firm, for professional services rendered in connection with the audit of the annual financial statements included in the Company’s Annual Report on Form 10-K, review of financial statements included in the Company’s Quarterly Reports on Form 10-Q and services to the Company in connection with statutory or regulatory filings or engagements totaled $335,781. For the comparable services provided to the Company for the fiscal year ended September 30, 2021, the aggregate fees billed to the Company by Weaver and Tidwell, L.L.P., the Company’s independent registered public accounting firm since July 8, 2020, and KPMG LLP, the Company’s independent registered public accounting firm until July 8, 2020, totaled $303,051 and $61,200, respectively.

Audit-Related Fees

For the fiscal years ended September 30, 2022 and September 30, 2021, the Company did not incur and Weaver and Tidwell, L.L.P., the Company’s independent registered public accounting firm since July 8, 2020, and KPMG LLP, the Company’s independent registered public accounting firm until July 8, 2020, respectively, did not bill the Company for assurance and related services that are not reasonably related to the performance of the audit or review of the Company’s financial statements and classified above with audit fees.

Tax Fees

The aggregate fees billed to the Company by Weaver and Tidwell, L.L.P., the Company’s independent registered public accounting firm for professional services rendered in connection with tax compliance, tax advice and tax planning for the fiscal year ended September 30, 2022 totaled $15,423. For the fiscal year ended September 30, 2021, the Company did not incur and Weaver and Tidwell, L.L.P., the Company’s independent registered public accounting firm since July 8, 2020, did not bill the Company for tax compliance, tax advice and tax planning.

All Other Fees

For the fiscal year ended September 30, 2022, the Company did not incur and Weaver and Tidwell, L.L.P, the Company’s independent registered public accounting firm, did not bill the Company for any fees other than Audit Fees and Tax Fees. For the fiscal year ended September 30, 2021, the Company did not incur and Weaver and Tidwell, L.L.P., the Company’s independent registered public accounting firm since July 8, 2020, and KPMG LLP, the Company’s independent registered public accounting firm until July 8, 2020, respectively, did not bill the Company for any fees other than Audit Fees.

Pre-approval Policies and Procedures

The Audit Committee pre-approves all services provided to the Company by the independent registered public accounting firm through the following policies and procedures: (1) the Audit Committee reviews with the Company’s independent registered public accounting firm its audit plan and report thereon, including estimated Audit Fees, Audit-Related Fees, Tax Fees and Other Fees; (2) upon review of such audit plan and estimated fees, the Audit Committee may pre-approve the provision of such products and services and the payment therefor; and (3) at subsequent meetings of the Audit Committee, the Audit Committee reviews the status of the provision of all products and services from the Company’s independent registered public accounting firm to the Company and payment therefor, and may pre-approve the provision of additional products and services as necessary.

Audit Committee of the Board of Directors

Douglas N. Woodrum, Chairman

Kenneth S. Grossman

Philip J. McPherson

EXECUTIVE COMMITTEE

While the Company’s Bylaws provide that Barnwell may have an Executive Committee, during fiscal year 2022 the Company did not have an Executive Committee and does not currently have one.

NOMINATING COMMITTEE

The members of the Nominating Committee are Mr. Woodrum, Chairman, and Mr. Grossman. During the fiscal year ended September 30, 2022, the Nominating Committee held one meeting. The purpose of the Nominating Committee is to identify and select or recommend qualified nominees to be elected to the Board of Directors at the annual meeting of stockholders (consistent with criteria approved by the Board of Directors), identify, select or recommend qualified nominees to fill any vacancies on the Board of Directors or a committee thereof (consistent with criteria approved by the Board of Directors) and undertake such other duties and responsibilities as may from time to time be delegated by the Board of Directors to the Nominating Committee.

RESERVES COMMITTEE

The members of the Reserves Committee are Messrs. McPherson, Chairman, Kinzler and O’Malley. During the fiscal year ended September 30, 2022, the Reserves Committee held two meetings.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There were no transactions that occurred during fiscal years 2021 and 2022 in which, to our knowledge, the Company was or is a party, in which the amount involved exceeded the disclosure thresholds set forth in the applicable SEC rules and regulations, and in which any director, director nominee, executive officer, person known by us to be a holder of more than 5% of our Common Stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of January 16, 2023, with respect to the beneficial ownership of the Common Stock, the sole voting security of the Company, by (i) each person known to the Company who beneficially owns more than 5% of the Common Stock, (ii) each director and nominee of the Company, (iii) the Named Executive Officers, and (iv) all directors and executive officers of the Company as a group.

Name and Address of Beneficial Owner		Amount and Nature of Beneficial Ownership[11]	Percent Of Class

Joseph E. Magaro	401 Riversville Road Greenwich, Connecticut	867,544	8.7%
Ned L. Sherwood	4731 North Highway A1A Suite 213 Vero Beach, Florida	1,955,194[12]	19.6%
Alexander C. Kinzler	1100 Alakea Street, Suite 500 Honolulu, Hawaii	969,500[13]	9.5%
Russell M. Gifford	1100 Alakea Street, Suite 500 Honolulu, Hawaii	140,000[13]	1.4%
Kenneth S. Grossman	1100 Alakea Street, Suite 500 Honolulu, Hawaii	65,000[13]	*
Joshua S. Horowitz	1100 Alakea Street, Suite 500 Honolulu, Hawaii	208,064[14]	2.0%
Francis J. Kelly	1100 Alakea Street, Suite 500 Honolulu, Hawaii	0	*
Philip J. McPherson	1100 Alakea Street, Suite 500 Honolulu, Hawaii	33,332[13]	*
Laurance E. Narbut	1100 Alakea Street, Suite 500 Honolulu, Hawaii	0	*
Peter J. O’Malley	1100 Alakea Street, Suite 500 Honolulu, Hawaii	45,472[13]	*
Bradley M. Tirpak	1100 Alakea Street, Suite 500 Honolulu, Hawaii	67,459[13]	*
Douglas N. Woodrum	1100 Alakea Street, Suite 500 Honolulu, Hawaii	133,332[13]	1.3%
All directors and executive officers as a group (10 persons)		1,662,159[13]	16.3%

[11]	A person is deemed to be the beneficial owner of securities that such person can acquire as of and within the 60 days following the date of this table upon the exercise of options. Each beneficial owner’s percentage of ownership is determined by assuming that options or conversion rights that are held by such person (but not those held by any other person) and which are exercisable as of and within 60 days following the date of this table have been exercised. For purposes of the footnotes that follow, “currently exercisable” means options that are exercisable as of and within 60 days following the date of this table. Except as indicated in the footnotes that follow, shares listed in the table are held with sole voting and investment power.

[12]	Represents shares held as of September 13, 2022 as reported on Form 4 filed by Ned L. Sherwood. According to such filing, Mr. Sherwood may be deemed to beneficially own 1,955,194 shares of Common Stock of the Company, which includes (i) 1,717,156 shares of Common Stock of the Company held by MRMP Managers LLC, of which Mr. Sherwood is the chief investment officer, and (ii) 238,038 shares of Common Stock of the Company held by Ned L. Sherwood Revocable Trust, of which Mr. Sherwood is the beneficiary and trustee.

[13]	Includes shares underlying options that are exercisable: (i) 40,000, for Mr. Kinzler; 40,000, for Mr. Gifford; 40,000, for Mr. Grossman; 33,332 for Mr. McPherson; 33,332, for Mr. O’Malley; 33,332, for Mr. Tirpak; 33,332, for Mr. Woodrum.

[14]	Includes 194,064 shares held by Palm Global Small Cap Master Fund LP and 14,000 shares held owned by Mr. Horowitz.

*	Represents less than 1% of the outstanding shares of Common Stock of the Company.

PROPOSAL NO. 2
ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

In accordance with SEC rules, we are required to include in this Proxy Statement and to present at the meeting a non-binding stockholder vote to approve the compensation of our Named Executive Officers, as disclosed in this Proxy Statement. This proposal gives stockholders the opportunity to approve or not approve the compensation of the Company’s Named Executive Officers that is disclosed in this Proxy Statement. A proposal will be presented at the meeting in the form of the following resolution:

RESOLVED, that the stockholders approve the compensation of the Company’s Named Executive Officers, as disclosed in the executive compensation section, the compensation tables and related material in the Company’s Proxy Statement for the annual meeting.

As provided by law, this vote will not be binding on the Company’s Board of Directors and may not be construed as overruling a decision by the Board or create or imply any additional fiduciary duty on the Board. The vote will not affect any compensation paid or awarded to any executive.

The purpose of our compensation policies and procedures is to attract and retain experienced, highly qualified executives critical to our long-term success and enhancement of stockholder value.

Unless contrary instructions are received, the shares represented by a properly executed proxy will be voted “FOR” the preceding resolution. Your vote is advisory and so it will not be binding on the Board or the Compensation Committee of the Board. However, the Board and the Compensation Committee of the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation.

The Board believes that our compensation policies and procedures achieve our objective, and therefore recommends that stockholders vote FOR this resolution.

PROPOSAL No. 3
ADVISORY (NON-BINDING) VOTE ON THE FREQUENCY OF
THE ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 enables the Company’s stockholders to vote, on an advisory or non-binding basis, on how frequently they would like to cast an advisory vote on the compensation of our named executive officers. By voting on this proposal, stockholders may indicate whether they would prefer an advisory vote on our named executive officers’ compensation once every one, two, or three years.

After careful consideration of the frequency alternatives, the Board believes that conducting an advisory vote on executive compensation once every three (3) years is appropriate for the Company and its stockholders at this time.

Although this is the recommendation of the Board, the proxy card gives stockholders four choices (every one, two or three years or abstain) and stockholders are not voting to approve or disapprove the Board’s recommendations. Unless contrary instructions are received, the shares represented by a properly executed proxy will be voted for “EVERY THREE YEARS” with respect to this proposal. Your vote is advisory and so it will not be binding on the Board. However, the Board will review the voting results and take them into consideration when making future decisions regarding the frequency of future advisory votes on our executive compensation.

The Board recommends that you vote for “EVERY THREE YEARS” on the advisory approval of the frequency of the advisory vote to approve our executive compensation.

PROPOSAL NO. 4
RATIFICATION OF THE APPOINTMENT OF
WEAVER AND TIDWELL, L.L.P.
AS THE COMPANY’S
THE INDEPENDENT REGISTERD PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2023

The Audit Committee has appointed Weaver and Tidwell, L.L.P. to serve as our independent registered public accounting firm for fiscal year 2023. Weaver and Tidwell, L.L.P. has served as the Company’s independent registered public accounting firm since 2020 and is considered by management to be well qualified. Although stockholder ratification of the Audit Committee’s appointment of Weaver and Tidwell, L.L.P. as our independent registered public accounting firm is not required, the Board of Directors is submitting the appointment of Weaver and Tidwell, L.L.P. to the stockholders for ratification. If the stockholders fail to ratify the Audit Committee’s appointment, the Audit Committee will reconsider whether to retain Weaver and Tidwell, L.L.P. as the Company’s independent registered public accounting firm. In addition, even if the stockholders ratify the appointment of Weaver and Tidwell, L.L.P., the Audit Committee may in its discretion appoint a different independent accounting firm at any time during the year if the Audit Committee determines that a change is in the best interests of the Company. We are asking our stockholders to ratify the appointment of Weaver and Tidwell, L.L.P. as our independent registered public accounting firm for fiscal year 2023.

Weaver and Tidwell, L.L.P. expects to have a representative available at the meeting who will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Unless contrary instructions are received, the shares represented by a properly executed proxy will be voted “FOR” this proposal, which would be your vote to ratify the appointment of Weaver and Tidwell, L.L.P. as our independent registered public accounting firm for the fiscal year ending September 30, 2023.

The Board recommends a vote FOR the ratification of the appointment of
Weaver and Tidwell, L.L.P.
as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2023.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file certain reports of beneficial ownership with the SEC. Based solely on the Company’s review of the copies of such forms it has received and written representations from certain reporting persons, the Company believes that, other than a Form 4 filing made by Ned L. Sherwood on September 13, 2022, all of its officers, directors and greater than 10% beneficial owners, complied with all Section 16(a) filing requirements applicable to them during the Company’s most recently completed fiscal year.

CODE OF ETHICS

The Company has adopted a code of ethics that applies to all of our executive and non-executive employees. The code of ethics contains certain additional terms applicable to our Chief Executive Officer and Chief Financial Officer. The Company’s code of ethics may be found on the Company’s website at: www.brninc.com/ethics0304.pdf.

SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2024 ANNUAL MEETING

The table below summarizes the requirements for stockholders who wish to submit proposals or director nominations for the 2024 Annual Meeting of Stockholders. Stockholders are encouraged to consult Rule 14a-8 of the Exchange Act and our Bylaws, as appropriate, to see all applicable information.

Under SEC rules and our Bylaws, if a stockholder wants us to include a proposal in our 2024 proxy materials for presentation at our 2024 Annual Meeting of Stockholders, then, as described below, the proposal must be received at our principal executive offices.

	Proposals for inclusion in the 2024 Proxy Statement	Other proposals/nominees to be presented at the 2024 Annual Meeting*
Type of proposal	SEC rules permit stockholders to submit proposals for inclusion in our 2024 Proxy Statement by satisfying the requirements set forth in Rule 14a-8 of the Securities Exchange Act	Stockholders may present proposals for business to be considered or proposals for director nominations directly at the 2024 Annual Meeting (and not for inclusion in our proxy materials) by satisfying the requirements set forth in Article I, Section 1.13 of our Bylaws.*
When proposal must be received by the Company	No later than November 7, 2023

No earlier than December 17, 2023, and no later than
January 17, 2024.

In addition to satisfying the requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Barnwell’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act (including a statement that such stockholder intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote on the election of directors in support of director nominees other than Barnwell’s nominees) no later than February 28, 2024.

Where to send	Delivered to, or be mailed and received at the Company’s principal executive offices: Office of the Corporate Secretary 1100 Alakea Street, Suite 500, Honolulu, Hawaii 96813
What to include	The information required by Rule 14a-8 of the Exchange Act	The information required by our Bylaws including, without limitation, the following information with respect to stockholder director nominees (among other matters): (i) the proposing person’s notice, (ii) the nominee’s written questionnaire with respect to the background and qualifications of such nominee including all information related to the candidate that is required to be disclosed in a proxy statement or other filings in connection with the solicitation of proxies for the election of directors in a contested election pursuant to Section 14(a) of the Exchange Act and related rules and regulations, and (iii) a representation from the nominee that he or she is not party to and will not become a party to any agreement about how such person will act or vote on Board matters that has not been disclosed to the Company, (iv) disclosure of any agreement or arrangement with any person, other than the Company, to any direct or indirect compensation, reimbursement or indemnification for service as a Board member.
*	Our Bylaws are available upon request by writing to: Barnwell Industries, Inc., Office of the Corporate Secretary 1100 Alakea Street, Suite 500, Honolulu, Hawaii 96813

GENERAL

No business other than those set forth in Items (1), (2), (3), (4) and (5) of the Notice of the 2023 Annual Meeting is expected to come before the meeting, but should any other matters requiring a vote of stockholders properly arise, including a question of adjourning the meeting, the persons named in the accompanying Proxy will vote thereon according to their best judgment in the best interests of the Company.

Insofar as any of the information in this Proxy Statement may rest peculiarly within the knowledge of persons other than the Company, the Company has relied upon information furnished by such persons.

Stockholders may obtain a copy, without charge, of the Company’s Annual Report on Form 10-K, as amended by Form 10-K/A Amendment No. 1, as filed with the Securities and Exchange Commission, by writing to Russell M. Gifford, Barnwell Industries, Inc., 1100 Alakea Street, Suite 500, Honolulu, Hawaii 96813 or by sending an email to barnwellinfo@brninc.com or by following the “Investors” and “SEC Filings” tabs at the Company’s website (www.brninc.com).

Forward-Looking Statements

This Proxy Statement contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Exchange Act. These forward-looking statements are predictions and generally can be identified by use of statements that include phrases such as “plan,” “expect,” “will,” “should,” “could,” “anticipate,” “intend,” “project,” “estimate,” “guidance,” “possible,” “continue” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to, those described in “Risk Factors” and elsewhere in the Company’s 2022 Annual Report on Form 10-K for the year ended September 30, 2022, as amended by Form 10-K/A Amendment No. 1, and subsequent filings with the SEC. These factors should be considered carefully and readers are cautioned not to place undue reliance on such forward-looking statements. No assurance can be given that the future results covered by the forward-looking statements will be achieved. Except as required by applicable law, all information contained herein is as of the date of this Proxy Statement, and the Company does not intend to update this information.

By Order of the Board of Directors,

/s/ Russell M. Gifford
RUSSELL M. GIFFORD
Secretary

Dated: March 6, 2023

SCAN TO
VIEW MATERIALS & VOTE

BARNWELL INDUSTRIES, INC.
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS
PO BOX 1342
BRENTWOOD, NY 11717

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on April 16, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on April 16, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V00665-P87543 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BARNWELL INDUSTRIES, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Kenneth S. Grossman
02) Joshua S. Horowitz
03) Alexander C. Kinzler
04) Laurance E. Narbut
05) Douglas N. Woodrum

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2. An advisory (non-binding) vote on executive compensation;	☐	☐	☐

The Board of Directors recommends you vote 3 YEARS on the following proposal:

	1 Year	2 Years	3 Years	Abstain
3. An advisory (non-binding) vote on the frequency of the advisory vote on executive compensation;	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

5. Any and all other business which may properly come before the Annual Meeting.

NOTE: The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders, Proxy Statement of the Company for the Annual Meeting and Company's Annual Report to Stockholders for the fiscal year ended September 30, 2022.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Annual Report, Notice and Proxy Statement are available at www.proxyvote.com.

V00666-P87543

BARNWELL INDUSTRIES, INC.
Annual Meeting of Stockholders
April 17, 2023 9:00 AM
This proxy is solicited by the Board of Directors

The undersigned stockholder(s) of Barnwell Industries, Inc., a Delaware corporation, hereby appoint(s) Alexander C. Kinzler and Russell M. Gifford, and each of them, attorneys, agents and proxies of the undersigned, with full power of substitution to each of them, to vote all the shares of Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held in Suite 210, Alakea Corporate Tower, 1100 Alakea Street, Honolulu, Hawaii on April 17, 2023, at 9:00 AM, Hawaii Daylight Time, and at any adjournment of such meeting, with all powers which the undersigned would possess if personally present. The proxies shall vote subject to the directions indicated on the reverse side of this card, and proxies are authorized to vote in their discretion upon other business as may properly come before the meeting and any adjournments or postponements thereof. The proxies will vote as the Board of Directors recommend where a choice is not specified.

Continued and to be signed on reverse side